September 13, 2011

Mr. Jay Williamson

U. S. Securities and Exchange Commission

Washington, D.C. 20549

Re: North Horizon, Inc.

       Schedule 14C

       File No. 000-52991

Dear Mr. Williamson:

This letter responds to your comment letter of August 12, 2011.  We needed additional time to review the items stated in Items 11, 13, and 14 to Schedule 14A.  We believe that our filing of the Form 14C, as amended, complies with the comments stated in your letter of August 12, 2011.  Some items were addressed, in part, in the prior preliminary information.  We have provided more disclosure after the heading “Additional Information” in the current filing.  We included audited financial statements for North Horizon and FasTrack Pharmaceutical, as of December 31, 2010, and unaudited financial statements as of June 30, 2011 and pro forma financial statements.   We did not respond to some items because it was not required for us to do so as a Smaller Reporting Company.  The particular section of Regulation S-K is 229.  The paragraphs numbers and topics are 305(e) risks; 302c supplementary financial information; and 301c selected financial data.  Also paragraph 201(a) deals with the market price and dividends and 201(e)(6) deals with the performance graph.

North Horizon, Inc., acknowledges the following:

(1) The Company is responsible for the adequacy and accuracy of the disclosure in the filing;

(2) Staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking action with respect to the filing; and

(3) The Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please contact me if you have any questions.  As usual we would like to proceed as promptly as possible. Thank you.

Very truly yours,

s/ Wallace Boyack

Wallace T. Boyack

Enc.